                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [x]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [x]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                               CENTURY COMMUNICATIONS CORP.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                                     [Logo]

                          CENTURY COMMUNICATIONS CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1995

                              --------------------

     The Board of Directors of Century Communications Corp., a New Jersey corporation (the 'Company'), hereby gives notice that the 1995 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') will be held at the GTE Management Development Center, Weed Avenue, Norwalk, Connecticut 06850, on Monday, October 30, 1995, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

          1. To elect nine directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified.

          2. To vote on the ratification of the selection by the Board of Directors of Deloitte & Touche as independent accountants for the Company for the fiscal year ending May 31, 1996.

          3. To transact such other business as may properly come before the meeting.

     All shareholders are cordially invited to attend. Only holders of record of issued and outstanding shares of Class A Common Stock and Class B Common Stock of the Company at the close of business on September 5, 1995 will be entitled to receive notice of and to vote at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even though you have previously returned your proxy. A copy of the Company's Proxy Statement and 1995 Annual Report to Shareholders is enclosed herewith.

                                          By Order of the Board of Directors


                                          DAVID Z. ROSENSWEIG

                                          DAVID Z. ROSENSWEIG,
                                          Secretary

September 29, 1995

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES OF AMERICA. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS USE AT THE ANNUAL MEETING. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING.

                                     [Logo]

                          CENTURY COMMUNICATIONS CORP.
                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Century Communications Corp., a New Jersey corporation (the 'Company'), of proxies for use at the 1995 Annual Meeting of Shareholders of the Company (the 'Annual Meeting') to be held at the GTE Management Development Center, Weed Avenue, Norwalk, Connecticut 06850, on Monday, October 30, 1995, at 10:00 a.m., Eastern Daylight Savings Time, and at any adjournment or adjournments of the Annual Meeting. This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about September 29, 1995.

     At the Annual Meeting, shareholders of the Company will (i) elect nine directors of the Company to serve until the next annual meeting of shareholders and thereafter until their successors shall have been elected and qualified; and
(ii) vote on the ratification of the selection by the Board of Directors of Deloitte & Touche as independent accountants for the Company for the fiscal year ending May 31, 1996. Shareholders may also consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The close of business on September 5, 1995 has been selected as the record date for determining the holders of outstanding shares of the Company's Class A Common Stock, par value $.01 per share (the 'Class A Common Stock'), and Class B Common Stock, par value $.01 per share (the 'Class B Common Stock' and, together with the Class A Common Stock, the 'Common Stock'), entitled to receive notice of and to vote at the Annual Meeting. On September 5, 1995, there were 28,235,398 shares of Class A Common Stock outstanding and 45,406,115 shares of Class B Common Stock outstanding. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share. All shares of Class A Common Stock and Class B Common Stock will vote together as one class on all questions that come before the Annual Meeting, except that the shares of Class A Common Stock will vote separately as a class with respect to the election of one director (the 'Class A Director').

VOTE REQUIRED

     Votes at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered present at the Annual Meeting for purposes of determining a quorum.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from the owners. If specific instructions are not received, as a general rule, brokers may vote these shares in their discretion. However, brokers are precluded from exercising their voting discretion on certain types of proposals. Absent specific instructions from the beneficial owner in such cases, brokers may not vote on those proposals. This results in what is known as a 'broker non-vote' on such proposals.

     Elections of directors other than the Class A Director will be determined by a plurality vote of the combined voting power of all shares of Common Stock present in person or by proxy and voting at the Annual Meeting. The election of the Class A Director will be determined by a plurality of all shares of Class A Common Stock, voting separately as a class, present in person or by proxy and voting at the Annual Meeting. Accordingly, votes 'withheld' from director-nominee(s) will not count against the election of such nominee(s). Brokers have discretionary authority to vote on the election of directors.

     Passage of the proposal to ratify the selection of Deloitte & Touche as independent accountants for the Company for the fiscal year ending May 31, 1996 requires the approval of a majority of the votes cast on this proposal. Abstentions as to this proposal will not count as votes cast for or against this proposal and will not be included in calculating the number of votes necessary for approval of this proposal. Brokers have discretionary authority to vote on this proposal.

     All other matters will be determined by the vote of a majority of the combined voting power of all shares of Common Stock present in person or by proxy at the Annual Meeting and voting on such matters. Abstentions and broker non-votes as to particular matters will not count as votes cast for or against such matters and will not be included in calculating the number of votes necessary for approval of such matters.

     Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that shares owned thereby are voted at the Annual Meeting. All shares represented by properly executed proxies will be voted at the Annual Meeting in accordance with the directions given on such proxies. If no direction is given, a properly executed proxy will be voted FOR the election of the nine persons named under 'Election of Directors' and FOR ratification of the selection of Deloitte & Touche as independent accountants for the Company for the fiscal year ending May 31, 1996. The Board of Directors does not anticipate that any other matters will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will have discretion, to the extent allowed by New Jersey law, to vote in accordance with their own judgment on such matters.

REVOCATION OF PROXIES

     Any shareholder may revoke a proxy at any time before such proxy is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company a written notice of revocation bearing a date later than the date of the proxy;
(ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company; or (iii) attending the Annual Meeting and stating to the Secretary of the Company an intention to vote in person and so voting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequent proxy or written notice of revocation of a proxy should be delivered to Century Communications Corp., 50 Locust Avenue, New Canaan, Connecticut 06840, Attention: Scott N. Schneider, Assistant Secretary.

COST OF SOLICITATION

     The Company will bear all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone, telegraph or personal interview. In addition, the Company expects to request persons who hold shares in their names for others to forward copies of this proxy soliciting material to them and to request authority to execute proxies in the accompanying form, and the Company will reimburse such persons for their out-of-pocket and reasonable clerical expenses in doing this.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of September 5, 1995, certain information with respect to the beneficial ownership of shares of Class A Common Stock or Class B Common Stock by each person known to the Company to own beneficially more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock. Each share of Class B Common Stock is convertible, at any time, into one share of Class A Common Stock. Holders of Class A Common Stock are entitled to one vote per share and holders of Class B Common Stock are entitled to ten votes per share.

                                                                                BENEFICIAL OWNERSHIP(1)
                                                                       ------------------------------------------
                          NAME AND ADDRESS                                                               PERCENT
                        OF BENEFICIAL OWNER                                    SHARES                    OF CLASS
--------------------------------------------------------------------   ----------------------            --------
Leonard Tow ........................................................   Class A:       482,068(2)            1.7%
  50 Locust Avenue                                                     Class B:    42,272,059(3)(4)(5)     93.1
  New Canaan, CT 06840
Claire L. Tow ......................................................   Class A:       482,068(6)            1.7
  50 Locust Avenue                                                     Class B:    42,272,059(4)(5)(7)     93.1
  New Canaan, CT 06840
Putnam Investment Management, Inc.                                     Class A:     4,078,994(8)           14.4
  Marsh & McLennan Companies, Inc.  ................................
  One Post Office Square
  Boston, MA 02109
The Capital Group Companies, Inc.                                      Class A:     2,177,720(9)            7.7
  Capital Research and Management Company ..........................
  333 South Hope Street
  Los Angeles, CA 90071
Sentry Insurance                                                       Class B:     3,134,056(5)            6.9
  a Mutual Company .................................................
  1800 N. Point Drive
  Stevens Point, WI 54481
Citizens Utilities Company .........................................   Class A:     1,807,095(10)           6.4
  CU Capital Corp.
  High Ridge Park
  Stamford, CT 06905

------------

 (1) As used in this table, 'beneficial ownership' means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this

                                              (footnotes continued on next page)

(footnotes continued from previous page) table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

 (2) Consists of 450,135 shares of Class A Common Stock as to which Mr. Tow has sole voting and investment power. Includes the 31,933 shares set forth in
     (6) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (3) Consists of 18,921,095 shares of Class B Common Stock as to which Mr. Tow has sole, and 20,537,599 shares of Class B Common Stock as to which he shares, voting and investment power. Includes the 2,813,365 shares set forth in (7) below beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

 (4) By virtue of the definition of 'beneficial ownership,' substantial duplication is involved in the beneficial ownership of shares listed for these shareholders. Eliminating duplication in the table, Mr. Tow owns of record and beneficially 18,921,095 shares of Class B Common Stock, Mr. Tow and Mrs. Tow jointly own of record and beneficially 20,537,599 shares of Class B Common Stock as trustees for the benefit of Mrs. Tow and their adult children, and Mrs. Tow owns of record and beneficially 2,813,365 shares of Class B Common Stock as trustee for the benefit of their adult children.

 (5) By virtue of the definition of 'beneficial ownership,' each person who owns shares of Class B Common Stock is deemed to own an equal number of shares of Class A Common Stock. Thus, Leonard Tow, Claire L. Tow and Sentry Insurance are deemed to be beneficial owners, respectively, of 42,754,127, 42,754,127 and 3,134,056 shares of Class A Common Stock. As a percent of the Class A Common Stock, this ownership by the above-named persons is deemed to be 58.1%, 58.1% and 4.3%, respectively.

 (6) Consists of 31,933 shares of Class A Common Stock as to which Mrs. Tow has sole voting and investment power. Includes the 450,135 shares set forth in
     (2) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (7) Consists of 2,813,365 shares of Class B Common Stock as to which Mrs. Tow has sole, and 20,537,599 shares of Class B Common Stock as to which she shares, voting and investment power. Includes the 18,921,095 shares set forth in (3) above beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

 (8) Based solely upon information contained in Amendment No. 4 to a Statement on Schedule 13G filed with the Securities and Exchange Commission (the 'Commission') on January 23, 1995. According to said Schedule 13G, certain Putnam investment managers (together with their parent corporations, Putnam Investment, Inc. and Marsh & McLennan Companies, Inc.) are considered 'beneficial owners' in the aggregate of 4,078,994 shares of Class A Common Stock, which shares were acquired for investment purposes by such investment managers for certain of their advisory clients.

 (9) Based solely upon information contained in Amendment No. 8 to a Statement on Schedule 13G filed with the Commission on February 6, 1995. The Capital Group Companies, Inc. have sole voting power with respect to 451,100 shares of Class A Common Stock and sole dispositive power

                                              (footnotes continued on next page)

(footnotes continued from previous page) with respect to 2,177,720 shares of Class A Common Stock. Capital Research and Management Company has sole dispositive power with respect to 1,726,620 shares of Class A Common Stock.

(10) Based solely upon information contained in a Statement on Schedule 13D filed with the Commission on July 2, 1992. The Company has agreed pursuant to an agreement dated July 2, 1992 between it and Citizens Utilities Company ('Citizens') that, subject to certain conditions, upon the request of Citizens, it will file up to two registration statements under the Securities Act of 1933, as amended (the 'Act'), in order to permit Citizens to offer and sell, pursuant to such registration statement(s), such shares of Class A Common Stock.

                             ELECTION OF DIRECTORS

     Nine persons have been nominated for election as directors of the Company to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and qualified. All of the nominees are currently directors. The holders of Class A Common Stock are entitled to elect, at the Annual Meeting, voting separately as a class, one director (the 'Class A Director'). The Board has nominated William M. Kraus as the Class A Director. The other eight directors will be elected by vote of a plurality of the combined voting power of all shares of Class A Common Stock and Class B Common Stock present and voting at the Annual Meeting, voting together as a single class, with each share of Class A Common Stock having one vote and each share of Class B Common Stock having ten votes.

     The persons named in the accompanying proxy will vote for the election of such nominees unless, by reason of death or other unexpected occurrence, one or more of such nominees shall not be available for election, in which event it is intended that such votes will be cast for a substitute nominee or nominees designated by the Board or, if no substitute nominee or nominees are so designated, that the membership of the Board will be reduced to a number equal to the number of such nominees; provided that a nominee for the Class A Director will be substituted in order that the Class A directorship is not eliminated. The Board has no reason to believe that any of the nominees listed below will not be available for election as a director.

     The following table sets forth the name of each nominee, his or her age, the year he or she was elected a director of the Company (or of Century Communications Corp., a Texas corporation ('Century-Texas'), the Company's predecessor in interest and now its wholly-owned subsidiary), his or her principal occupation, other business experience during the last five years, other directorships in publicly-held corporations and ownership of shares of Class A Common Stock and Class B Common Stock of the Company as of September 5, 1995.

                                            PRINCIPAL OCCUPATION,         NUMBER OF SHARES
         NOMINEE, AGE, YEAR               OTHER BUSINESS EXPERIENCE         BENEFICIALLY                 PERCENT
      FIRST BECAME DIRECTOR(1)             AND OTHER DIRECTORSHIPS            OWNED(6)                   OF CLASS
------------------------------------  --------------------------------- --------------------             --------
Bernard P. Gallagher ...............  Mr.  Gallagher   has   been   the Class A:     640,877(7)             2.3%
  Age: 48                             President   and  Chief  Operating
  Director since 1990                 Officer  of  the  Company   since
                                      October   1989.   He   has   been
                                      Chairman of the  Board and  Chief
                                      Executive  Officer  of Centennial
                                      Cellular Corp., a  majority-owned
                                      subsidiary of the Company engaged
                                      in  the cellular  telephone busi-
                                      ness ('Centennial'), since August
                                      1991 and  director of  Centennial
                                      since  March 1991.  From February
                                      1990   to   August   1991,    Mr.
                                      Gallagher was President and Chief
                                      Operating  Officer of Centennial.
                                      From 1979  to  October  1989,  he
                                      served  in various  financial and
                                      executive capacities  at  Comcast
                                      Corporation,  a  cable television
                                      and cellular  telephone  company,
                                      and  its  subsidiaries, including
                                      Vice President and Treasurer from
                                      November 1984 to October 1989.

William M. Kraus(2)(3)(4)(5) .......  Mr.  Kraus  is  the  Chairman  of Class A:       6,106(8)            *
  Age: 69                             Kraus  Sikes  Inc.,  a publishing
  Director since 1986                 company, and has been such  since
  Nominee for Class A                 1985. From 1983 to 1985, he was a
  Director                            Vice  President of  The Equitable
                                      Life  Assurance  Society  of  the
                                      United States. From 1979 to 1983,
                                      Mr.  Kraus held  positions as the
                                      Secretary of  the  Department  of
                                      Development   of  the   State  of
                                      Wisconsin and as Assistant to the
                                      Governor   of   the   State    of
                                      Wisconsin.  Mr. Kraus  has been a
                                      director of Centennial since  Au-
                                      gust 1991.

                                            PRINCIPAL OCCUPATION,         NUMBER OF SHARES
         NOMINEE, AGE, YEAR               OTHER BUSINESS EXPERIENCE         BENEFICIALLY                 PERCENT
      FIRST BECAME DIRECTOR(1)             AND OTHER DIRECTORSHIPS            OWNED(6)                   OF CLASS
------------------------------------  --------------------------------- --------------------             --------
David Z. Rosensweig(2)(5) ..........  Mr.   Rosensweig  has   been  the Class A:      45,717(9)            *
  Age: 70                             Secretary of  the  Company  since
  Director since 1982                 its   incorporation  in  December
                                      1985, and  of Century-Texas  from
                                      1982 to December 1985. Mr. Rosen-
                                      sweig  has  been  a  director and
                                      Secretary  of  Centennial   since
                                      1988.  He is a  member of the New
                                      York law firm of Leavy Rosensweig
                                      & Hyman,  which acts  as  general
                                      counsel   to   the   Company  and
                                      Centennial, and has been
                                      practicing law since 1948.

Scott N. Schneider .................  Mr.  Schneider  has  been  Senior Class A:     183,203(10)           *
  Age: 37                             Vice  President and  Treasurer of
  Director since 1994                 the Company since June 26,  1991,
                                      and   has   been   an   Assistant
                                      Secretary of  the  Company  since
                                      October   1986.  He  was  a  Vice
                                      President  of  the  Company  from
                                      October 1986 to June 25, 1991 and
                                      was  Controller  of  the  Company
                                      from  December  1985 to June  25,
                                      1991.   He  was   Controller   of
                                      Century-Texas  from December 1982
                                      to December 1985.  Mr.  Schneider
                                      has   also   been   Senior   Vice
                                      President,     Chief    Financial
                                      Officer    and    Treasurer    of
                                      Centennial  since August 1991. He
                                      was   a   Vice    President   and
                                      Controller of Centennial from the
                                      date of  incorporation in 1988 to
                                      August 1991.  Mr.  Schneider  has
                                      been  a  director  of  Centennial
                                      since August 1991.

                                            PRINCIPAL OCCUPATION,         NUMBER OF SHARES
         NOMINEE, AGE, YEAR               OTHER BUSINESS EXPERIENCE         BENEFICIALLY                 PERCENT
      FIRST BECAME DIRECTOR(1)             AND OTHER DIRECTORSHIPS            OWNED(6)                   OF CLASS
------------------------------------  --------------------------------- --------------------             --------
Robert D. Siff(4) ..................  Since April  1987, Mr.  Siff  has Class A:       4,895(11)           *
  Age: 71                             been  an  independent  consultant
  Director since 1987                 providing  managerial  consulting
                                      services.   From  April  1987  to
                                      March 1990,  Mr.  Siff  was  also
                                      Executive Vice President and head
                                      of  commercial  banking  at Chit-
                                      tenden Bank, Burlington, Vermont.
                                      From 1983 to  April 1987, he  was
                                      Chief  Credit Policy  Officer and
                                      Executive   Vice   President   of
                                      CoreStates  Financial  Corp.  and
                                      from 1976 to 1983 he was an Exec-
                                      utive Vice  President  of  Phila-
                                      delphia  National Bank  in charge
                                      of commercial, correspondent  and
                                      international  business. Mr. Siff
                                      serves as a  member of the  Board
                                      of Directors of Citizens.

Peter J. Solomon(3)(4) .............  Mr.  Solomon has been Chairman of Class A:      67,004(19)           *
  Age: 57                             Peter   J.    Solomon    Company,
  Director since 1987                 Limited,  an  investment  banking
                                      company,  since  May  1989.  From
                                      1985  to May 1989,  he was a Vice
                                      Chairman  and  a  member  of  the
                                      Board  of  Directors  of Shearson
                                      Lehman  Hutton   Inc.   and   its
                                      predecessor  organizations.  From
                                      1981 to 1985,  he was a  Managing
                                      Director   of   Shearson   Lehman
                                      Brothers Inc. and its predecessor
                                      organizations.  Mr.  Solomon   is
                                      also   a  director  of  Charrette
                                      Corporation, Culbro  Corporation,
                                      Monro Muffler/Brake, Inc., Office
                                      Depot,  Inc.,  Phillips-VanHeusen
                                      Corporation  and  Bradlee's  Inc.
                                      Mr.  Solomon has  been a director
                                      of  Centennial   since   December
                                      1991.

                                            PRINCIPAL OCCUPATION,         NUMBER OF SHARES
         NOMINEE, AGE, YEAR               OTHER BUSINESS EXPERIENCE         BENEFICIALLY                 PERCENT
      FIRST BECAME DIRECTOR(1)             AND OTHER DIRECTORSHIPS            OWNED(6)                   OF CLASS
------------------------------------  --------------------------------- --------------------             --------
Andrew Tow .........................  Andrew  Tow has been an Executive Class A:     151,902(12)           *
  Age: 36                             Vice  President  of  the  Company
  Director since 1992                 since  February 1995.  During the
                                      current fiscal year, Mr. Tow  has
                                      been   living   and   working  in
                                      Australia      overseeing     the
                                      Company's  investment  in the pay
                                      television   business   in   that
                                      country.  From 1991 to 1995,  Mr.
                                      Tow was Senior Vice  President of
                                      the Company and  President of the
                                      Century     Cable      Television
                                      Division. He was a Vice President
                                      of the  Company  from August 1989
                                      to  June   1991.   He  has   been
                                      involved in the operations of the
                                      Company  since its  incorporation
                                      in   December   1985   and   with
                                      Century-Texas since October 1984.
                                      Andrew  Tow is the son of Leonard
                                      and Claire Tow.

Claire L. Tow ......................  Mrs. Tow has  been a Senior  Vice Class A:     482,068(13)            1.7%
  Age: 65                             President  of  the  Company since Class B:  42,272,059(14)(15)(16)   93.1
  Director since 1988                 August  1992  and   was  a   Vice
                                      President  of  the  Company  from
                                      February 1988 to August 1992. She
                                      has been  involved  in the opera-
                                      tions of the  Company  since  its
                                      incorporation  in  December  1985
                                      and   in   the    operations   of
                                      Century-Texas      since      its
                                      organization. Mrs. Tow has served
                                      as a director of  Citizens  since
                                      June 1993. Claire Tow is the wife
                                      of Leonard  Tow and the mother of
                                      Andrew Tow.

                                            PRINCIPAL OCCUPATION,         NUMBER OF SHARES
         NOMINEE, AGE, YEAR               OTHER BUSINESS EXPERIENCE         BENEFICIALLY                 PERCENT
      FIRST BECAME DIRECTOR(1)             AND OTHER DIRECTORSHIPS            OWNED(6)                   OF CLASS
------------------------------------  --------------------------------- --------------------             --------
Leonard Tow(3) .....................  Mr. Tow has been the Chairman  of Class A:     482,068(17)            1.7%
  Age: 67                             the  Board  of the  Company since Class B:  42,272,059(14)(16)(18)   93.1
  Director since 1973                 October 1989,  and has  been  the
                                      Chief Executive Officer and Chief
                                      Financial  Officer of the Company
                                      since  its  incorporation  and of
                                      Century-Texas      since      its
                                      organization   in  1973   through
                                      December   1985.   Mr.  Tow  also
                                      served as the President and Chief
                                      Operating  Officer of the Company
                                      from     the    date    of    its
                                      incorporation  to  October  1989,
                                      and  of  Century-Texas  from  its
                                      organization   in  1973   through
                                      December 1985. He has been active
                                      in the cable television  industry
                                      for 29 years.  Mr. Tow has served
                                      as the  Chairman  of  the  Board,
                                      Chief Executive Officer and Chief
                                      Financial Officer of Citizens, 2%
                                      of the stock of which is owned by
                                      the Company, since 1990. He holds
                                      a Ph.D. from Columbia University,
                                      and is the  husband of Claire Tow
                                      and the  father  of  Andrew  Tow.

------------

*   Less than 1%.

 (1) Year that the nominee first became a director of the Company or, if before December 5, 1985, of Century-Texas.

 (2) Member of the Compensation Committee.

 (3) Member of the Executive Committee.

 (4) Member of the Audit Committee.

 (5) Member of the Employee Stock Option and Equity Plan Committee.

 (6) As used in this table, 'beneficial ownership' means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have 'beneficial ownership' of any security that such person has the right to acquire within 60 days after such date.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (7) Consists of 79,835 shares as to which Mr. Gallagher is the record and beneficial holder, 134,736 shares granted to Mr. Gallagher under the Equity Plan and 426,306 shares that Mr. Gallagher has the right to acquire pursuant to stock option grants under the Company's 1985 Employee Stock Option Plan (the '1985 Option Plan'). Does not include 92 shares of Class A Common Stock of which Mr. Gallagher's wife is the beneficial owner and in which Mr. Gallagher disclaims any beneficial interest.

 (8) Includes 469 shares that may be acquired pursuant to stock option grants under the Company's 1993 Non-Employee Directors' Option Plan.

 (9) Consists of 29,149 shares as to which Mr. Rosensweig is the record and beneficial holder, 13,365 shares granted to Mr. Rosensweig under the Company's 1992 Management Equity Incentive Plan (the 'Equity Plan') and 3,203 shares that Mr. Rosensweig has the right to acquire pursuant to stock option grants under the 1985 Option Plan.

(10) Consists of 51,238 shares directly owned by Mr. Schneider, 43,366 shares granted to Mr. Schneider under the Equity Plan and 88,599 shares that Mr. Schneider has the right to acquire pursuant to stock option grants under the 1985 Option Plan.

(11) Includes 200 shares that may be acquired pursuant to stock option grants under the Company's 1993 Non-Employee Directors' Option Plan.

(12) Consists of 55,366 shares granted to Andrew Tow under the Equity Plan and 96,536 shares that Andrew Tow has the right to acquire pursuant to stock option grants under the 1985 Option Plan.

(13) Consists of 7,401 shares of which Claire L. Tow is the record and beneficial holder, 13,365 shares granted to Claire L. Tow under the Equity Plan and 11,167 shares that Claire L. Tow has the right to acquire pursuant to stock option grants under the 1985 Option Plan. Includes the 450,135 shares set forth in (17) below beneficially owned solely by Leonard Tow, as to which shares she disclaims beneficial ownership.

(14) By virtue of the definition of 'beneficial ownership,' each person who owns shares of Class B Common Stock, which is convertible at any time into Class A Common Stock, is deemed to own an equal number of shares of Class A Common Stock. Thus, Leonard Tow, Claire L. Tow and all directors, nominees for director and executive officers as a group are deemed to be beneficial owners, respectively, of 42,754,127, 42,754,127 and 44,092,076 shares of
     Class A Common Stock. As a percent of Class A Common Stock, assuming all shares of Class B Common Stock have been so converted, this ownership by the above-named persons is deemed to be 58.1%, 58.1%, and 59.9%, respectively.

(15) Consists of 2,813,365 shares of Class B Common Stock as to which Mrs. Tow has sole, and 20,537,599 shares of Class B Common Stock as to which she shares, voting and investment power. Includes the 18,921,095 shares set forth in (18) below beneficially owned solely by Mr. Tow, as to which shares she disclaims beneficial ownership.

(16) By virtue of the definition of 'beneficial ownership,' substantial duplication is involved in the beneficial ownership of shares listed for these shareholders. Eliminating duplication in the table, Mr. Tow owns of record and beneficially 18,921,095 shares of Class B Common Stock, Mr. Tow and Mrs. Tow jointly own of record and beneficially 20,537,599 shares of Class B Common Stock as

                                              (footnotes continued on next page)

(footnotes continued from previous page) trustees for the benefit of Mrs. Tow and their adult children, and Mrs. Tow owns of record and beneficially 2,813,365 shares of Class B Common Stock as trustee for the benefit of their adult children.

(17) Consists of 27,746 shares of which Leonard Tow is the record and beneficial holder, 50,127 shares granted to Leonard Tow under the Equity Plan and 372,262 shares that Leonard Tow has the right to acquire pursuant to stock option grants under the 1985 Option Plan. Includes the 31,933 shares set forth in (13) above beneficially owned solely by Claire L. Tow, as to which shares he disclaims beneficial ownership.

(18) Consists of 18,921,095 shares of Class B Common Stock as to which Mr. Tow has sole, and 20,537,599 shares of Class B Common Stock as to which he shares, voting and investment power. Includes the 2,813,365 shares set forth in (15) above beneficially owned solely by Mrs. Tow, as to which shares he disclaims beneficial ownership.

(19) Includes 1,542 shares that may be acquired pursuant to stock option grants under the Company's 1993 Non-Employee Directors' Option Plan.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors met nine times and acted four times by unanimous written consent during the fiscal year ended May 31, 1995. Each director attended at least 75% of the total number of meetings of the Board of Directors and the committees of which said director was a member, except for Andrew Tow.

     The Executive Committee, whose members are noted above, is empowered, except as limited by the laws of the State of New Jersey, to function with the full power of the Board of Directors when the Board is not meeting. The Executive Committee did not meet during the fiscal year ended May 31, 1995.

     The Audit Committee, whose members are noted above, recommends to the Board of Directors the independent auditors to be selected for the Company and reviews the following matters with the independent auditors: scope and results of the independent audits, corporate accounting, internal accounting control procedures, adequacy and appropriateness of financial reporting to shareholders, and such other related matters as the Audit Committee considers to be appropriate. The Audit Committee met twice during the fiscal year ended May 31, 1995.

     The Compensation Committee, whose members are noted above, makes recommendations to the Board of Directors concerning the salary and certain other forms of compensation for the Company's Chief Executive and Chief Financial Officer and sets the salary and bonus compensation of the President and Chief Operating Officer, the Executive Vice President, the Senior Vice President and Treasurer, the Senior Vice President of Engineering and the officer in charge of Century Advertising. The Compensation Committee also administers the Employee Stock Purchase Plan, Incentive Award Plan and 1985 Stock Equivalent Plan. The Compensation Committee determines the participants and selects the recipients of awards or units under each plan and the amount and terms of compensation granted under each plan. The Compensation Committee met four times during the fiscal year ended May 31, 1995.

     The Employee Stock Option and Equity Plan Committee, whose members are noted above, administers the 1985 Option Plan and the 1994 Option Plan (together, the 'Option Plans') and the Equity Plan. The Employee Stock Option and Equity Plan Committee determines the recipients of options under the Option Plans and the provisions of options granted under such plans, including the option prices, terms and number of shares subject to option. The Employee Stock Option and Equity Plan Committee determines the recipients of awards under the Equity Plan and the terms and conditions of each award, as well as performance objectives. The Employee Stock Option and Equity Plan Committee met three times and acted 19 times by unanimous written consent during the fiscal year ended May 31, 1995.

     The Company has not designated a nominating committee or other committee performing a similar function. Such matters are discussed by the Board as a whole.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (based on amounts reported as salary and bonus for fiscal 1995) for each of the Company's last three fiscal years (collectively, the 'Named Executives').

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM COMPENSATION
                                                                                        ----------------------------------------
                                                                                                 AWARDS                 PAYOUTS
                                                                                        -------------------------      ----------
                                                                       OTHER             RESTRICTED
                                                                       ANNUAL              STOCK         OPTIONS/        LTIP
NAME/PRINCIPAL POSITION   FISCAL   SALARY($)(1)       BONUS($)       COMPENSATION        AWARD(S)($)      SARS(#)      PAYOUTS($)
------------------------  ------   ------------      -----------    ------------        ------------     --------     ----------
Leonard Tow                1995     $1,885,236        $ 357,700       $200,000(2)     $  -0-         $  -0-          $ --
  Chairman of the Board    1994      1,837,750          375,000        221,790(2)        -0-            --
  of Directors, Chief      1993      1,819,250          413,000         96,478(2)(15)  656,250(5)       --
  Executive Officer and
  Chief Financial
  Officer

Bernard P. Gallagher       1995        414,410          -0-              3,876(15)         253,125(3)      75,000(6)     --
  President and Chief      1994        382,588          -0-              2,500(15)         798,750(4)     100,000(7)     --
  Operating Officer        1993        350,422          457,000         10,300(15)         350,000(5)     120,000(8)

Andrew Tow                 1995        274,509          -0-             10,318(15)         126,563(3)      25,000(6)     --
  Executive Vice           1994        215,333          100,000         10,000(15)         310,625(4)      50,000(7)     --
  President                1993        253,600          110,000          4,875(15)         175,000(5)      25,000(9)

Scott N. Schneider         1995        230,000          -0-             --                 126,563(3)      50,000(6)     30,000(10)
  Senior Vice President    1994        189,583           74,000         --                 221,875(4)      40,000(7)     30,000(10)
  and Treasurer            1993        202,250           60,000         --                 175,000(5)      40,000(8)

Michael G. Harris          1995        202,250          -0-             --                 126,563(3)      25,000(6)     --
  Senior Vice President    1994        179,583           65,000         --                 221,875(4)      40,000(7)     --
  Engineering              1993        195,000           60,000         --                 175,000(5)      25,000(9)


                             ALL OTHER
NAME/PRINCIPAL POSITION   COMPENSATION($)
------------------------  ---------------
Leonard Tow                 $ 1,549,920(11)
  Chairman of the Board       1,558,217(11)
  of Directors, Chief         1,628,938(11)
  Executive Officer and
  Chief Financial
  Officer

Bernard P. Gallagher              4,620(12)
  President and Chief             5,434(13)
  Operating Officer               6,927(14)

Andrew Tow                        4,838(12)
  Executive Vice                  4,943(13)
  President                       4,375(14)

Scott N. Schneider                4,468(12)
  Senior Vice President           4,215(13)
  and Treasurer                   5,490(14)

Michael G. Harris                 4,688(12)
  Senior Vice President           5,435(13)
  Engineering                     4,950(14)

------------

 (1) Includes for  Mr.  Leonard Tow,  Mr.  Gallagher,  Mr. Andrew  Tow  and  Mr.
     Schneider  directors'  fees  of  $17,500,  $35,200,  $17,250  and  $27,750, respectively, paid by the Company in connection with services, in the case of Mr. Leonard Tow, Mr. Gallagher, Mr. Andrew Tow and Mr. Schneider, on the Board of Directors of the Company and, in the case of Mr. Gallagher and Mr. Schneider, on the Board of Directors of Centennial, in fiscal 1995; includes for Mr. Leonard Tow, Mr. Gallagher, Mr. Andrew Tow and Mr.
     Schneider  directors'  fees  of  $19,500,  $36,750,  $19,500  and  $18,750,

                                              (footnotes continued on next page)

(footnotes continued from previous page)
     respectively, paid by the Company in connection with services, in the case of Mr. Leonard Tow, Mr. Gallagher and Mr. Andrew Tow, on the Board of Directors of the Company and, in the case of Mr. Gallagher and Mr. Schneider, on the Board of Directors of Centennial, in fiscal 1994; and includes for Mr. Leonard Tow, Mr. Gallagher, Mr. Andrew Tow and Mr.
     Schneider   directors'  fees  of  $17,250,  $33,750,  $8,600  and  $17,250, respectively, paid by the Company in connection with services, in the case of Mr. Leonard Tow, Mr. Gallagher and Mr. Andrew Tow, on the Board of Directors of the Company and, in the case of Mr. Gallagher and Mr. Schneider, on the Board of Directors of Centennial, in fiscal 1993.

 (2) Includes for Leonard Tow reimbursement for income and gift taxes attributed to him and his wife as a result of the split-dollar life insurance agreement that is described below under 'Life Insurance Agreement.'

 (3) The value indicated is based on the closing price of the Class A Common Stock on September 18, 1995, the date of grant. The aggregate number and value (based on the closing price of the Class A Common Stock at May 31, 1995, the last trading day of fiscal 1995) of the restricted shares assuming such shares had been issued and held by the Named Executives at May 31, 1995 was: Mr. Gallagher -- 25,000, $193,750; Mr. Harris -- 12,500,
     $96,875; Andrew  Tow  -- 12,500,  $96,875;  and Mr.  Schneider  --  12,500,
     $96,875. The restrictions on transferability lapse as to 20% of the total shares awarded on each anniversary date of the date of grant and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The award recipient has the right to receive dividends and other distributions paid on the shares of restricted stock.

 (4) The value indicated is based on the closing price of the Class A Common Stock on August 17, 1994, the date of grant under the Equity Plan. The aggregate number and value (based on the closing price of the Class A Common Stock at May 31, 1995, the last trading day of fiscal 1995) of the restricted shares held by the Named Executives at May 31, 1995 was: Mr. Gallagher -- 90,000, $697,500; Mr. Harris -- 25,000, $193,750; Andrew
     Tow --  35,000,  $271,250;  and  Mr. Schneider  --  25,000,  $193,750.  The
     restrictions on transferability lapse as to 20% of the total shares awarded on each anniversary date of the date of grant and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The award recipient has the right to receive dividends and other distributions paid on the shares of restricted stock.

 (5) The value indicated is based on the closing price of the Class A Common Stock on December 16, 1992, the date of grant. The aggregate number and value (based on the closing price of the Class A Common Stock at May 31, 1995, the last trading day of fiscal 1995) of the restricted shares held by the Named Executives at May 31, 1995 was: Leonard Tow -- 50,127, $388,484; Mr. Gallagher -- 26,735, $207,196; Mr. Harris -- 13,368, $103,602; Andrew
     Tow --  13,360,  $103,540;  and  Mr. Schneider  --  13,360,  $103,540.  The
     restrictions on transferability lapse as to 20% of the total shares awarded on each anniversary date of the date of grant and earlier in the event the award recipient retires after reaching 65 years of age, dies or becomes disabled or if the Compensation Committee elects to terminate the restrictions on transfer that are otherwise applicable. The award recipient has the right to receive dividends and other distributions paid on the shares of restricted stock.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (6) Options to acquire shares of the Company's Class A Common Stock granted under the 1985 Option Plan in December 1994 with respect to fiscal 1995 described under 'Stock Options' below.

 (7) Options to acquire shares of the Company's Class A Common Stock granted under the 1985 Option Plan in August 1994 with respect to fiscal 1994 described under 'Stock Options' below.

 (8) Options to acquire shares of Class A Common Stock of Centennial that were granted in fiscal 1993 at the same time as a like number of options that were granted in fiscal 1992 were canceled.

 (9) Options to acquire shares of Class A Common Stock of Centennial that were granted in fiscal 1993 pursuant to the terms of a consulting agreement between Andrew Tow and Centennial at the same time as a like number of options that were granted in fiscal 1992 were canceled.

(10) Consists of amounts earned in each of 1995, 1994 and 1993 in respect of a $300,000 award made to Mr. Schneider in 1985 under the Company's Incentive Award Plan, which award is payable in equal annual installments on January 1 of the ten succeeding years after the award was made provided Mr. Schneider is still an employee of the Company.

(11) Consists of life insurance premiums paid on behalf of Leonard Tow and his wife on the split-dollar policies that are described below under 'Life Insurance Agreements.' The Company will be reimbursed for the total life insurance premiums paid upon the death of the last to die of Leonard Tow and his wife.

(12) Consists of matching contributions made by the Company on behalf of the Named Executive in fiscal 1995 under the Company's Retirement Investment Plan.

(13) Consists of matching contributions made by the Company on behalf of the Named Executive in fiscal 1994 under the Company's Retirement Investment Plan.

(14) Consists of matching contributions made by the Company on behalf of the Named Executive in fiscal 1993 under the Company's Retirement Investment Plan.

(15) Includes $3,876 and $10,318, respectively, for Mr. Gallagher and Mr. Andrew Tow, representing interest that would have been paid on the amounts during the year under the interest-free loans made to such persons by the Company if interest had been accrued at the rate of 5% per year in fiscal 1995; $2,500 and $10,000, respectively, for Mr. Gallagher and Mr. Andrew Tow, representing interest that would have been paid on the amounts outstanding during the year under the interest-free loans made to such persons by the Company if interest had been accrued at the rate of 5% per year in fiscal 1994; and $7,500, $10,300 and $4,875, respectively, for Mr. Leonard Tow, Mr. Gallagher and Mr. Andrew Tow, representing interest that would have been paid on the amounts outstanding during the year under the interest-free loans made to such persons by the Company if interest had been accrued at the rate of 5% per year in fiscal 1993.

EMPLOYMENT AGREEMENTS

     Leonard Tow is employed as the Company's Chief Executive Officer and, unless he agrees to the designation of another person, as its Chief Financial Officer until June 30, 1998 pursuant to an employment agreement with the Company. For his services, Mr. Tow receives an annual Base Salary (as defined) as of July 1, 1991 of $1,750,000, increased each year, beginning July 1, 1992, by the percentage increase in the Consumer Price Index for the United States for such year over such index for the last month of the preceding year. The employment agreement provides that for the five-year period beginning July 1, 1998, Mr. Tow will act as a consultant and advisor to the Company at an annual compensation equal to 25% of his total compensation for the immediately preceding year and that Mr.

Tow will be the highest ranking officer of the Company and a director at all times during the term of the employment agreement. Additionally, the employment agreement permits the granting of bonuses to Mr. Tow at the discretion of the Board of Directors and grants Mr. Tow certain rights to have the Company register all of his and his family members' shares of Common Stock at any time prior to July 1, 2003.

     Under the employment agreement, Mr. Tow's employment terminates upon his death or permanent disability for 12 consecutive months, in which case Mr. Tow or his estate, as the case may be, will receive an amount equal to three times the annual salary to which Mr. Tow was entitled in the year of termination. If at any time Mr. Tow is removed from an office without his consent or if the Company's principal offices are moved from Fairfield County, Connecticut or the New York metropolitan area, he will have the right to terminate the employment agreement, in which case Mr. Tow will be entitled to continue to receive all salary and other payments and benefits under the employment agreement that he would have received or, at his option, the then present value of all such payments and benefits.

     Mr. Tow also serves as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Citizens Utilities Company. The Board of Directors of the Company has approved such service. Mr. Tow receives additional compensation from Citizens Utilities Company for serving in such capacities.

     Effective January 1, 1994, the Company entered into employment agreements with four of its executive officers: Bernard P. Gallagher, President and Chief Operating Officer, Andrew Tow, a director and currently Executive Vice President of the Company, Scott N. Schneider, Senior Vice President and Treasurer, and Michael G. Harris, Senior Vice President -- Engineering. A summary of each employment agreement is set forth below.

     The agreement between the Company and Mr. Gallagher provides for the employment by the Company of Mr. Gallagher as its chief operating officer for a term of three years commencing on January 1, 1994. The base salary provided for in the agreement is $375,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Gallagher is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Gallagher with an automobile for his use in the performance of his duties. In the event of Mr. Gallagher's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Gallagher's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Gallagher will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, the opportunity to exercise any stock options for the remainder of the original term of such options, whether or not fully exercisable, and any restrictions on shares of stock previously issued to Mr. Gallagher shall be deemed inoperative and of no further use.

     The agreement between the Company and Andrew Tow effective as of January 1, 1994 and amended as of February 1, 1995 provides for the employment by the Company of Andrew Tow who is currently an Executive Vice President of the Company. The term of the agreement is three years terminating on December 31, 1996. The base salary provided for in the agreement, as amended, is $333,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Andrew Tow is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Andrew Tow with an automobile for his use in the performance of his duties. In the event of Andrew Tow's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term, and in the event of Andrew Tow's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined the agreement) by the Company prior to the expiration of the term, Andrew Tow will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable. Andrew Tow is the son of Leonard and Claire Tow.

     The agreement between the Company and Mr. Schneider provides for the employment by the Company of Mr. Schneider as its chief accounting officer and in charge of its accounting and financial affairs (which are not performed by or the responsibility of Leonard Tow, the Company's chief financial officer) for a term of three years commencing on January 1, 1994. The base salary provided for in the agreement is $200,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Schneider is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Schneider with an automobile for his use in the performance of his duties. In the event of Mr. Schneider's death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Schneider's permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Schneider will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable.

     The agreement between the Company and Mr. Harris provides for the employment by the Company of Mr. Harris as its chief engineering officer for a term of three years commencing on January 1, 1994. The base salary provided for in the agreement is $200,000 per year, subject to annual increases based upon the percentage increase in the United States Labor Department consumer price index. Mr. Harris is also eligible to receive a cash bonus or any award or grant of stock options, shares of the Company's stock, or any other incentive or stock related awards awarded or granted by the Board of Directors of the Company or the applicable committee thereof. The agreement also provides that the Company will provide Mr. Harris with an automobile for his use in the performance of his duties. In the event of Mr. Harris' death during the term of the agreement, payments of the base salary shall continue to be made for the balance of the term, and in the event of Mr. Harris' permanent disability during such term, payments of the base salary shall continue for the balance of the term or twelve months, whichever is longer. If the agreement is terminated without 'cause' (as defined in the agreement) by the Company prior to the expiration of the term, Mr. Harris will receive the base salary, an annual cash bonus for the remainder of the term equal to the most recently awarded cash bonus, and the opportunity to exercise any stock options previously awarded, whether or not fully exercisable.

LIFE INSURANCE AGREEMENT

     The Company's Chairman, Chief Executive and Chief Financial Officer, Leonard Tow, is presently the owner and holder of 20,007,120 shares of the Company's Common Stock. The Company has been advised that on the death of the last to die of Leonard Tow and his wife Claire Tow (a director and a Senior Vice President of the Company) the estate of such last to die may be required to publicly sell all or substantially all of such shares to satisfy estate tax obligations. The public sale of such number of shares in all probability would destabilize the market for the Company's publicly traded stock. Accordingly, in July 1992 an agreement was entered into (commonly known as a split-dollar life insurance agreement) under the terms of which the Company will pay (i) the premiums for certain survivorship life insurance policies with an aggregate face value of $80,000,000 on the lives of Dr. and Mrs. Tow and (ii) the amount of taxes attributed to Leonard and Claire Tow as a result of the arrangement. Insurance benefits become payable when both have died, and the Company will have an interest in the insurance benefits equal to the amount of premiums it has paid with the balance payable to a trust created by Leonard Tow (the 'Trust').

     The Trust has also obtained insurance payable on the first-to-die of Leonard and Claire Tow. The premiums are paid and taxes are reimbursed in a manner similar to that described above for the last-to-die insurance. The proceeds of the first-to-die insurance policy will be paid to the Company to the extent of the total premiums previously paid on such policy by the Company and the balance and any income earned thereon, until the same is exhausted, will be paid to the Trust and used by it to pay the term life insurance portion of the premiums of the last-to-die insurance, thereby reducing the continuing cash outlay by the Company on the last-to-die insurance.

STOCK OPTIONS

     The table below contains information concerning options granted to each of the Named Executives.

                               OPTIONS/SAR GRANTS

                                                                                                     POTENTIAL REALIZED
                                                                                                            VALUE
                                                                                                      AT ASSUMED ANNUAL
                                                                                                     RATES OF STOCK PRICE
                                                                                                       APPRECIATION FOR
                                                                                                           OPTION
                                        INDIVIDUAL GRANTS                                                  TERM(2)
--------------------------------------------------------------------------------------------------  --------------------
                                                       % OF TOTAL
                                                      OPTIONS/SARS
                                      NUMBER OF        GRANTED TO
                                      SECURITIES       EMPLOYEES
                                      UNDERLYING      WITH RESPECT   EXERCISE
                                     OPTIONS/SARS      TO FISCAL      PRICE
                NAME                  GRANTED(#)        1995(1)      ($ /SH)     EXPIRATION DATE     5%($)       10%($)
------------------------------------ ------------     ------------   --------   ------------------  --------    --------
Bernard P. Gallagher................     60,000(3)         8.6%      $  6.25     December 9, 2004   $103,606    $228,941
                                        100,000(4)        43.5          8.875    August 17, 2004     245,200     541,828
                                         75,000(5)        16.6         15.75     December 9, 2004    326,358     721,165
Andrew Tow..........................     50,000(3)         7.2          6.88     December 9, 2004     54,838     159,284
                                         50,000(4)        21.7          9.763    August 17, 2004      78,200     226,514
                                         25,000(5)         5.6         15.75     December 9, 2004    108,786     240,388
Scott N. Schneider..................     50,000(3)         7.2          6.25     December 9, 2004     86,338     190,784
                                         40,000(4)        17.4          8.875    August 17, 2004      98,080     216,731
                                         50,000(5)        11.1         15.75     December 9, 2004    217,572     480,777
Michael G. Harris...................     50,000(3)         7.2          6.25     December 9, 2004     86,338     190,784
                                         40,000(4)        17.4          8.875    August 17, 2004      98,080     216,731
                                         25,000(5)         5.6         15.75     December 9, 2004    108,786     240,388

------------

(1) Such options become exercisable at a rate of 20% on the first, second, third, fourth and fifth anniversaries of the date of the original grant. All such options expire after the tenth anniversary of the date of the original grant.

(2) The information with respect to potential realizable value is presented in accordance with the requirements of the Commission and is not necessarily indicative of the actual value that such options will have to the Named Executives. In order to realize the potential values set forth in the 5% and 10% columns, the price per share of Class A Common Stock of the Company would have to be $7.98, $11.33 and $20.10 at the 5% annual rate and $10.07, $14.29 and $25.37 at the 10% annual rate, respectively.

(3) Options granted by the Company in fiscal 1995 with respect to fiscal 1995.

(4) Options granted by the Company in August 1994 with respect to fiscal 1994.

(5) Options granted by Centennial in fiscal 1995 with respect to fiscal 1995.

     The table below summarizes the exercise of stock options during fiscal 1995 by the Named Executives and provides information as to the unexercised stock options held by them at the end of the fiscal year.

                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1995
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                             NUMBER OF               VALUE OF
                                                                               SHARES               UNEXERCISED
                                                                             UNDERLYING            IN-THE-MONEY
                                                                            UNEXERCISED           OPTIONS/SARS AT
                                                                          OPTIONS/SARS AT             MAY 31,
                                                                         MAY 31, 1995(#)(2)         1995($)(2)
                                                                         ------------------      -----------------
                                SHARES ACQUIRED          VALUE              EXERCISABLE/           EXERCISABLE/
            NAME                ON EXERCISE(#)       REALIZED($)(2)        UNEXERCISABLE           UNEXERCISABLE
-----------------------------   ---------------      --------------      ------------------      -----------------
Leonard Tow..................             0                    0                        0/0                    0/0
                                          0                    0             170,570/42,643(4)   2,343,632/585,914(4)
Bernard P. Gallagher.........             0                    0            307,138/122,499(3)     554,865/266,945(3)
                                          0                    0              56,603/66,685(4)     528,488/417,778(4)
Andrew Tow(5)................        13,419               72,815              38,342/78,783(3)       99,018/80,708(3)
                                      6,882               59,065                1,551/1,551(4)       21,311/21,311(4)
Scott N. Schneider...........         7,868               47,751              68,354/61,555(3)     309,838/101,530(3)
                                          0                    0              63,578/28,690(4)     707,407/228,036(4)
Michael G. Harris(5).........         8,432               48,110              92,594/86,316(3)     286,304/139,819(3)
                                     14,000(1)           126,640(1)           10,036/14,539(4)       79,523/95,918(4)

------------

(1) Reflects the number and value of shares acquired on exercise of options to purchase Class A Common Stock of Centennial during fiscal 1995.

(2) Calculated by determining the difference between the exercise price and the closing price on the exercise date or May 31, 1995, as the case may be.

(3) Reflects the number and value of unexercised options to purchase Class A Common Stock of the Company held by each of the Named Executives at May 31, 1995.

(4) Reflects the number and value of unexercised options to purchase Class A Common Stock of Centennial held by each of the Named Executives at May 31, 1995.

(5) Includes shares owned by his spouse.

DIRECTOR COMPENSATION

     The Company's directors each received quarterly retainers of $3,000 plus a uniform fee of $750 for each board and committee meeting attended during the past fiscal year. The Company believes that such compensation is consistent with compensation paid to directors in comparable public companies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1995, the members of the Compensation Committee were David Z. Rosensweig and William M. Kraus. Mr. Rosensweig also serves as Secretary of the Company and Century-Texas. Mr.

Rosensweig is a member of Leavy Rosensweig & Hyman, which acts as general counsel to the Company and Centennial. During fiscal 1995, the Company and Centennial paid a total of approximately $1,203,000 and $757,000, respectively, for legal services and disbursements to Leavy Rosensweig & Hyman.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company is committed to being a premier provider of cable television, cellular telephone and related telecommunications services. To support this objective and to compete in these dynamic businesses, the Company must attract, retain and motivate quality executive talent. The Compensation Committee makes recommendations to the Board of Directors with respect to the base salary and cash bonus compensation to be paid to the Company's Chief Executive and Chief Financial Officer. The Compensation Committee determines the base salary and cash bonus compensation to be paid to the President and Chief Operating Officer, the Executive Vice President, the Senior Vice President and Treasurer, the Senior Vice President of Engineering and the officer in charge of Century Advertising. The Stock Option and Equity Plan Committee administers the option plans and the Equity Plan. This committee from time to time makes equity-based grants or awards in accordance with the terms of such plans.

     The Chief Executive Officer also acts as the Company's Chief Financial Officer. His base salary, $1,867,736 ($1,750,000 plus cost of living adjustments), which constituted the bulk of his cash compensation for the 1995 fiscal year, is set by employment agreement with the Company approved by the Board of Directors and entered into on February 11, 1986 and amended on July 1, 1991. See 'Employment Agreements.' In setting Dr. Tow's bonus paid during the third quarter of fiscal 1995, which was the Compensation Committee's responsibility to recommend and the full Board of Directors' responsibility to approve, the Compensation Committee retained the services of two independent consulting firms to assist it. In making its recommendation and determination, the Compensation Committee and the Board of Directors, respectively, took into account the Company's performance and financial position during the first two quarters of fiscal 1995 in the light of the rate regulations adopted by the FCC. In addition, the Compensation Committee considered the strategic importance of Dr. Tow to the Company's development and growth.

     The Compensation Committee believes that the bonus awarded to the Chief Executive Officer is appropriate in the circumstances. The Committee noted that, with the consent of the Board of Directors of the Company, Dr. Tow also holds senior executive officerships in Citizens. The Committee also noted that since December 1991 no options have been granted to the Chief Executive Officer under the respective option plans of the Company and Centennial and that since December 1992 no grants of shares of restricted stock were made under the Equity Plan to the Chief Executive Officer.

     The base salaries of each of Bernard P. Gallagher, Michael G. Harris, Andrew Tow and Scott N. Schneider are set in employment agreements which commenced on January 1, 1994 and continue for a three-year period. See 'Employment Agreements.' The agreements were approved by the full Board of Directors. The base salaries constitute the entire cash compensation paid to these executives for fiscal 1995. No cash bonuses were awarded to these executives for fiscal 1995. In making its recommendations for the base salaries contained in the employment agreements, the Compensation Committee retained the services of an independent consulting firm and also took into consideration the recommendations of the Chief Executive Officer. Messrs. Gallagher, Schneider and Harris also rendered and continue to render services, without compensation, to Centennial pursuant to the Services Agreement, dated

August 30, 1991, as subsequently amended, between the Company and Centennial. Mr. Gallagher serves as Chairman and Chief Executive Officer of Centennial, Mr. Schneider as its Senior Vice President, Chief Financial Officer and Treasurer and Mr. Harris as its Senior Vice President for Engineering. The Compensation Committee believes the compensation of these four Named Executives to be appropriate.

     The Compensation Committee also administers the Company's Employee Stock Purchase Plan, Incentive Award Plan and 1985 Stock Equivalent Plan and from time to time makes grants in accordance with the terms of such plans. However, no grants were made by the Compensation Committee under such plans in fiscal 1995. The Compensation Committee does not generally administer the Company's equity-based incentive plans. Rather, the Stock Option and Equity Plan Committee has been charged with the administration of the Company's option plans, the 1985 Option Plan and the 1994 Option Plan and the Equity Plan. During fiscal 1995, the Stock Option and Equity Plan Committee made grants of restricted stock under the Equity Plan and awards of options under the 1985 Option Plan for fiscal 1995 to each of the four Named Executives other than Dr. Tow. See Notes [(3) and (5)] to the Summary Compensation Table and 'Stock Options' above. These grants and awards were made in consultation with the Compensation Committee and after consultation by the Compensation Committee with Dr. Tow.

                                          Compensation Committee


                                          William M. Kraus
                                          David Z. Rosensweig

     The Compensation Committee's recommendations for compensation for fiscal 1995 were accepted by the Board of Directors.

PERFORMANCE GRAPH

     The following graph compares the total returns (assuming reinvestment of dividends) on the Company's Class A Common Stock, the Nasdaq Stock Market -- US Index (which currently includes the Company), the AMEX Market Value Index (which included the Company until January 1995) and a peer group index consisting of four corporations in the cable television business selected by the Company in good faith. The corporations included in the peer group are Adelphia Communications Co., Cablevision Systems Corp., TCA Cable TV Inc. and Jones Inter Cable Inc. The graph assumes $100 invested on May 31, 1990 in the Company's Class A Common Stock and each of the indices including the reinvestment of dividends, if any.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
     AMONG CENTURY COMMUNICATIONS CORP., THE NASDAQ STOCK MARKET-US INDEX,
                  THE AMEX MARKET VALUE INDEX AND A PEER GROUP


                              [PERFORMANCE GRAPH]

                                 5/90    5/91    5/92    5/93    5/94    5/95
                                 --------------------------------------------
CENTURY COMMUNICATIONS CORP.     $100    $118    $118    $107    $115    $117
NASDAQ STOCK MARKET -- US         100     114     133     160     169     201
PEER GROUP                        100     104     112     140     150     173
AMEX MARKET VALUE                 100     102     109     121     121     136

BENEFICIAL OWNERSHIP BY MANAGEMENT

     The following table sets forth, as of September 5, 1995, the information regarding shares of the Company's Class A Common Stock beneficially owned by one of the Named Executives and all directors and executive officers as a group. See 'Election of Directors' for ownership by the directors and the Named Executives not listed below.

                                                                       TITLE OF     SHARES OF STOCK        PERCENT
                                NAME                                    CLASS      BENEFICIALLY OWNED      OF CLASS
--------------------------------------------------------------------   --------    ------------------      --------

Michael G. Harris...................................................    Class A           152,183(1)          *
All directors and executive officers as a group (14 persons)........    Class A         1,814,177              6.4%
                                                                        Class B        42,272,059             93.1%

------------

*  Less than 1%.

(1) Consists of 580 shares directly owned by Mrs. Harris, 43,366 shares granted to Mr. Harris under the Equity Plan and 101,695 shares that Mr. Harris has the right to acquire and 6,542 shares that Mrs. Harris has the right to acquire within 60 days of September 5, 1995 pursuant to stock option grants under the 1985 Option Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and Citizens have formed a joint venture that owns and operates the cable television systems serving the cities of Glendora, Monrovia, La Verne, San Dimas and Bradbury, California and certain unincorporated areas of Los Angeles County, California. At May 31, 1995, such cable television systems served an aggregate of approximately 28,000 primary basic subscribers (the 'Glendora Systems'). The Glendora Systems were acquired on September 30, 1994 for approximately $51,700,000.

     The joint venture, upon consummation of the transaction described below, will also own and operate the cable television systems serving the cities of Chino and Chino Hills, California and certain unincorporated areas of Orange, Riverside and San Bernardino Counties in California (the 'Chino Systems'). At June 30, 1994, the Chino Systems passed approximately 36,600 homes and served approximately 19,200 primary basic subscribers. The Company and Citizens entered into an agreement to acquire the assets relating to the Chino Systems for approximately $40.5 million, subject to adjustment. The obligation of the Company and Citizens to consummate this transaction is subject to certain closing conditions, including the approval of the relevant franchise authorities and other regulatory approvals. The Company anticipates completing this acquisition in the second quarter of fiscal 1996.

     On March 10, 1995, the Company purchased 20,000,000 shares of Class B Common Stock from Sentry Insurance a Mutual Company ('Sentry Insurance') at an aggregate price of $110,000,000 utilizing existing credit lines. Upon acquisition, such shares were converted automatically to shares of Class A Common Stock. Prior to the acquisition, 65,406,115 shares of Class B Common Stock were outstanding, of which 23,134,056 were held by Sentry Insurance. As a result of the stock purchase, the provisions of the Principal Stockholders' Agreement between the holders of the Class B Common Stock, which provided that Sentry Insurance would vote for up to two directors designated by Leonard and Claire Tow and certain trusts for the benefit of members of the Tow family (the 'Tow Trusts') and that Leonard and Claire Tow and the Tow Trust would vote for up to two directors designated by

Sentry Insurance, became inapplicable. Accordingly, Larry C. Ballard and  Steven
R. Boehlke resigned from the Board in April 1995 and the Board was reduced from eleven members to nine in August 1995.

     The above-described transactions were approved by a majority of the Company's disinterested and independent directors.

     The Company purchases health, life, property, casualty, surety bonds and other insurance from Sentry Insurance and its affiliated companies. The Company paid a total of approximately $8,462,000 for such insurance during the fiscal year ended May 31, 1995.

     Leavy Rosensweig & Hyman, of which David Z. Rosensweig is a member, acts as general counsel to the Company and Centennial. During fiscal 1995, the Company and Centennial paid a total of approximately $1,203,000 and $757,000, respectively, for legal services and disbursements to Leavy Rosensweig & Hyman.

     The Company believes that the transactions between it and Sentry Insurance and Leavy Rosensweig & Hyman are on terms no less favorable to the Company than would have been available from unaffiliated parties. The Company will continue to apply its policy that any transaction between the Company and any of its officers, directors and principal shareholders be on terms no less favorable to the Company than would be obtainable at that time in comparable transactions with unaffiliated parties.

     During fiscal 1995, the Company did not make any advances to Bernard P. Gallagher, a director and President and Chief Operating Officer of the Company. The largest aggregate amount of indebtedness owing by Mr. Gallagher to the Company during fiscal 1995 was $82,360. As of May 31, 1995, the aggregate amount outstanding was $75,360.

     During fiscal 1995, the Company made an aggregate of $116,000 of advances to Andrew Tow, a director and an Executive Vice President of the Company. The largest aggregate amount of indebtedness owing by Andrew Tow to the Company during fiscal 1995 was $268,000. As of May 31, 1995, the aggregate amount outstanding was $268,000.

     The foregoing advances were made on a demand basis and did not carry interest.

                PROPOSED RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the firm of Deloitte & Touche, independent accountants, to audit the accounts of the Company and its subsidiaries for the fiscal year ending May 31, 1996. In accordance with the Company's policy of seeking annual shareholder ratification of the selection of auditors, the Company requests that such selection be ratified. The Company has been advised by Deloitte & Touche that, except as described in the following sentence, neither that firm nor any of its partners has any other relationship, direct or indirect, with the Company or its subsidiaries. Deloitte & Touche has also been selected by the Board of Directors of Centennial to audit the accounts of Centennial for its fiscal year ending May 31, 1996. The Company expects a representative of Deloitte & Touche to be present at the Annual Meeting, and such representative will have the opportunity to make a statement and will be available to answer appropriate questions from shareholders.

VOTE REQUIRED; RECOMMENDATION

     A majority of all votes cast by the holders of all shares of Class A Common Stock and Class B Common Stock present in person or by proxy and voting at the Annual Meeting is required for ratification of the selection of Deloitte & Touche. The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of Deloitte & Touche as independent accountants for the Company for the fiscal year ending May 31, 1996.

                             SHAREHOLDER PROPOSALS

     If a shareholder wishes to submit a proposal for inclusion in the proxy statement for the 1996 Annual Meeting of Shareholders, such proposal must be received by the Company not later than June 1, 1996.

                                 OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the Annual Meeting and does not know of any other business that others intend to bring before the Annual Meeting. However, if any other matter should properly come before the Annual Meeting or any adjournment of the Annual Meeting, the persons named in the accompanying proxy intend to vote on such matters as they, in their discretion, may determine.

                                          By Order of the Board of Directors


                                          DAVID Z. ROSENSWEIG

                                          DAVID Z. ROSENSWEIG,
                                          Secretary

Dated: September 29, 1995

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

     ON WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 1995, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, MAY BE OBTAINED WITHOUT CHARGE FROM SCOTT N. SCHNEIDER, ASSISTANT SECRETARY, CENTURY COMMUNICATIONS CORP., 50 LOCUST AVENUE, NEW CANAAN, CONNECTICUT 06840.

                                  APPENDIX 1

                                  PROXY CARD

                          CENTURY COMMUNICATIONS CORP.
                                50 Locust Avenue
                         New Canaan, Connecticut 06840

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints SCOTT N. SCHNEIDER and ROBERT LARSON, and each of them, proxies of the undersigned, with full power of substitution, to vote all common stock of Century Communications Corp., a New Jersey corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Monday, October 30, 1995, or at any adjournment or adjournments thereof, with all the power the undersigned would possess if personally present, on the following matters:


                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

================================================================================

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR the election of all nominees for director and FOR proposal 2 and the proxies will use their discretion with respect to any matters referred to in item 3.

                                                  NOMINEES FOR ELECTION BY ALL SHAREHOLDERS: Bernard P.
1. ELECTION OF DIRECTORS                          gallagher, David Z. Rosensweig, Scott N. Schneider,
                                                  Robert D. Siff, Peter J. Solomon, Andrew Tow, Claire
                                                  L. Tow, Leonard Tow

     FOR all                WITHHOLD              NOMINEE FOR ELECTION ONLY BY
   nominees listed         AUTHORITY              CLASS A SHAREHOLDERS:
    to the right         for all nominees         William M. Kraus

       [  ]                   [  ]
                                                  INSTRUCTION: To withhold authority
                                                  to vote for any nominee, write that
                                                  nominee's name on the line provided
                                                  below.

                                                  -----------------------------------

================================================================================

2. Proposal to ratify the selection by      3. In their discretion, the named
   the Board of Directors of Deloitte          proxies are authorized to vote in
   & Touche as independent                     accordance with their own
   accountants for the Company for             judgment upon such matters as may
   the fiscal year ending May 31,              properly come before the Annual
   1996                                        Meeting.

    FOR        AGAINST        ABSTAIN       FOR        AGAINST      ABSTAIN

    [  ]        [  ]           [  ]         [  ]        [  ]         [  ]

--------------------------------------------------------------------------------
The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders and the Proxy Statement.

The undersigned hereby revokes any proxies heretofore given.

Please complete, date and sign exactly as your name appears hereon. In the case of joint owners, each owner should sign. When signing as administrator, attorney, corporate officer, executor, guardian, trustee, etc., please give your full title as such.

                                                 Dated __________________, 1995

                                                 -------------------------------

                                                 -------------------------------
                                                     Signature of Shareholder

================================================================================